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                               SECURITY AGREEMENT

      SECURITY AGREEMENT (this "Agreement"), dated as of 3rd day of January, 2005 between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, GROS-ITE, INDUSTRIES, INC., a Connecticut corporation, and APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation (individually and collectively referred to herein as "Borrower"), each with its principal office at 1806 New Britain Avenue, Farmington, Connecticut 06032 and BANKNORTH, N.A., a national bank having a mailing address at 102 West Main Street, New Britain, Connecticut 06050-0174 ("Lender").

      WHEREAS, this Agreement is entered into with respect to certain loans and other extensions of credit (collectively the "Loan") to be made by Lender to Borrower pursuant to the terms and conditions of a certain Credit Agreement executed by Borrower and Lender and dated as of January 3, 2005 (as amended and in effect from time to time, the "Credit Agreement"); and

      WHEREAS, it is a condition precedent to Lender's making any loans extending credit to Borrower under the Credit Agreement that Borrower execute and deliver to Lender a security agreement in substantially the form hereof; and

      WHEREAS, Borrower wishes to grant a security interest in favor of Lender as herein provided;

      NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Definitions.

            All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the UCC and used herein shall have the same definitions herein as specified therein. The following terms shall have the meanings specified below:

            1.1 "Collateral" means the following properties, assets and rights of Borrower, wherever located, whether now owned or hereinafter acquired or arising, and all proceeds and products thereof: all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment

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property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles).

            1.2 "Obligations" means all of the indebtedness, obligations and liabilities of Borrower to Lender, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Credit Agreement any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement, including the following:

            (a) "Obligations" as such term is defined in the Credit Agreement;

            (b) Borrower's obligations under this Agreement;

            (c) all of Borrower's present and future obligations to Lender;

            (d) the repayment of (i) any amounts that Lender may advance or spend for the maintenance or preservation of Collateral and (b) any other expenditures that Lender may make under the provisions of this Agreement or for the benefit of Borrower;

            (e) all amounts owed under any modifications, renewals or extensions of any of the foregoing obligations;

            (f) all other amounts now or in the future owed by Borrower to Lender; and

            (g) any of the foregoing that arises after the filing of a petition by or against Borrower under the Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code Section 362 or otherwise.

            1.3 "State" means the State of Connecticut.

            1.4 "UCC" means Uniform Commercial Code as in effect in the state of Connecticut.

      2. Grant of Security Interest. Borrower hereby grants to Lender a security interest in the Collateral to secure the payment and performance in full of the Obligations. Lender acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to Borrower's compliance with Section 4.8.

      3. Authorization to File Financing Statements. Borrower hereby irrevocably authorizes Lender at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the UCC or such other jurisdictions for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description

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of real property to which the Collateral relates. Borrower agrees to furnish any such information to Lender promptly upon Lender's request. Borrower also ratifies its authorization for Lender to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

      4. Other Actions. Further to insure the attachment, perfection and first priority of, and the ability of Lender to enforce, Lender's security interest in the Collateral, Borrower agrees, in each case at Borrower's expense, to take the following actions with respect to the following Collateral and without limitation on Borrower's other obligations contained in this Agreement:

            4.1 Promissory Notes and Tangible Chattel Paper. If Borrower shall now or at any time hereafter hold or acquire any promissory notes or tangible chattel paper (including any accounts evidenced by promissory note or other instrument or chattel paper), Borrower shall forthwith endorse, assign and deliver the same to Lender accompanied by such instruments of transfer or assignment duly executed in blank all in form and substance satisfactory to Lender as Lender may from time to time specify.

            4.2 Accounts.

                  (a) Borrower will (i) keep at its chief place of business and chief executive office all originals of all chattel paper which constitute accounts at the location specified therefor in the Perfection Certificate (or such other place as shall be permitted under Section 4.29 of the Credit Agreement), and (ii) hold and preserve its records concerning the accounts and such chattel paper and permit representatives of Lender at any time during normal business hours upon reasonable prior notice to inspect and make abstracts from such records and chattel paper.

                  (b) Borrower will promptly notify Lender (i) of any material adverse change in the financial condition of any material account debtor or in the collectibility of any of any material accounts and (ii) of all claims, rejections, returns and adjustments which may result in a material reduction of the liability of any account debtor on a material account. Lender may also require Borrower to submit to Lender copies of the invoices pertaining to all or any of its accounts and evidence of shipment of the inventory the sale or leasing of which have given rise to such accounts.

                  (b) Borrower will, except as otherwise provided in this clause
(b), continue to collect, at its own expense, all amounts due or to become due under the accounts (except where, in Borrower's reasonable business judgment consistent with prior practice, it is not in the best business interests of Borrower to continue its collection efforts). In connection with such collections, Borrower may (and, at Lender's direction, will) take such action as Borrower or Lender may deem necessary or advisable to enforce collection or performance of the accounts (but subject to the exception contained in the parenthetical phrase at the end of the immediately preceding sentence).

            4.3 Deposit Accounts. For each deposit account that Borrower now or at any time hereafter opens or maintains, Borrower shall, at Lender's request and option, pursuant to an agreement in form and substance satisfactory to Lender, either (a) cause the depositary bank to agree to comply, without further consent of Borrower, at any time with instructions from Lender to such depositary bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for Lender to become

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the customer of the depositary bank with respect to the deposit account, with
Borrower being permitted, only with the consent of Lender, to exercise rights to withdraw funds from such deposit account. The provisions of this subsection shall not apply to (i) any deposit account for which Borrower, the depositary bank and Lender have entered into a cash collateral agreement specially negotiated among Borrower, the depositary bank and Lender for the specific purpose set forth therein, (ii) a deposit account for which Lender is the depositary bank and is in automatic control, and (iii) any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower's employees.

            4.4 Investment Property. If Borrower shall now or at any time hereafter hold or acquire any certificated securities, Borrower shall forthwith endorse, assign and deliver the same to Lender, accompanied by such instruments of transfer or assignment duly executed in blank as Lender may from time to time specify. If any securities now or hereafter acquired by Borrower are uncertificated and are issued to Borrower or its nominee directly by the issuer thereof, Borrower shall immediately notify Lender thereof and, at Lender's request and option, pursuant to an agreement in form and substance satisfactory to Lender, either (a) cause the issuer to agree to comply, without further consent of Borrower or such nominee, at any time with instructions from Lender as to such securities, or (b) arrange for Lender to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by Borrower are held by Borrower or its nominee through a securities intermediary or commodity intermediary, Borrower shall immediately notify Lender thereof and, at Lender's request and option, pursuant to an agreement in form and substance satisfactory to Lender, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of Borrower or such nominee, at any time with entitlement orders or other instructions from Lender to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by Lender to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for Lender to become the entitlement holder with respect to such investment property, with Borrower being permitted, only with the consent of Lender, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this subsection shall not apply to any financial assets credited to a securities account for which Lender is the securities intermediary.

            4.5 Collateral in the Possession of a Bailee. If any Collateral is now or at any time hereafter in the possession of a bailee, Borrower shall promptly notify Lender thereof and, at Lender's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to Lender, that the bailee holds such Collateral for the benefit of Lender and such bailee's agreement to comply, without further consent of Borrower, at any time with instructions of Lender as to such Collateral.

            4.6 Chattel Paper; Electronic Chattel Paper and Transferable
Records.

                  (a) Borrower will (i) not create any chattel paper without placing a legend on the chattel paper indicating that Lender has a security interest in the

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chattel paper and any security agreements, pledge agreements, leases, guarantees or other agreements securing the obligations of the account debtors with respect to such accounts ("Related Contracts"), (ii) mark conspicuously each chattel paper and Related Contracts included in the accounts and, at the request of Lender, its records pertaining to the Collateral with a legend, in form and substance satisfactory to Lender, indicating that such chattel paper, Related Contract or Collateral is subject to the security interest created hereby.

                  (b) If Borrower now or at any time hereafter holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Borrower shall promptly notify Lender thereof and, at the request and option of Lender, shall take such action as Lender may reasonably request to vest in Lender control, under Section 9-105 of the UCC, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.]

            4.7 Letter-of-Credit Rights. If Borrower is now or at any time hereafter a beneficiary under a letter of credit, Borrower shall promptly notify Lender thereof and, at the request and option of Lender, Borrower shall, pursuant to an agreement in form and substance satisfactory to Lender, either
(a) arrange for the issuer and any conformer or other nominated person of such letter of credit to consent to an assignment to Lender of the proceeds of the letter of credit or (b) arrange for Lender to become the transferee beneficiary of the letter of credit.

            4.8 Commercial Tort Claims. If Borrower shall now or at any time hereafter hold or acquire a commercial tort claim, Borrower shall immediately notify Lender in a writing signed by Borrower of the particulars thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Lender.

            4.9 U.S. Government Accounts. If any of Borrower's accounts or general intangibles arises out of a contract with the United States or any department, agency or instrumentality thereof, Borrower will immediately notify Lender thereof in writing and execute any instruments and take any steps required by Lender in order that the security interest of Lender hereunder in Borrower's general intangibles under such contract and in all accounts arising thereunder and in the proceeds thereof shall be perfected under the provisions of the Federal Assignment of Claims Act.

            4.10 Wages and Salaries. Borrower shall furnish to Lender at such times as Lender may require proof reasonably satisfactory to Lender of the making of payments or deposits required by applicable law with respect to amounts withheld by Borrower from wages and salaries of employees and amounts contributed by Borrower on account of federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act.

            4.11 Other Actions as to any and all Collateral. Borrower further

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agrees, upon request of Lender and at Lender's option, to take any and all other actions as Lender may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of Lender to enforce, Lender's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements, and continuation statements and amendments relating thereto, under the UCC, to the extent, if any, that Borrower's signature thereon is required or reasonably requested by Lender, (b) causing Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Lender to enforce, Lender's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Lender to enforce, Lender's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Lender, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to Lender, (f) updating the information provided on the Perfection Certificate at such intervals as Lender may reasonably require, and furnishing to Lender from time to time such other statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral (including schedules reflecting the quantities, cost and value of Borrower's inventory and equipment and the amount of outstanding accounts) as Lender may reasonably request, all in form and detail reasonably satisfactory to Lender, and (g) taking all actions under any earlier versions of the UCC or under any other law, as reasonably determined by Lender to be applicable in any relevant UCC or other jurisdiction, including any foreign jurisdiction.

            5. Relation to Other Security Documents. The provisions of this Agreement supplement the provisions of any Mortgage granted by Borrower to Lender. Nothing contained in any such Mortgage shall derogate from any of the rights or remedies of Lender hereunder.

      6. Representations and Warranties Concerning Borrower's Legal Status.

            6.1 Perfection Certificate. Borrower has previously delivered to Lender a certificate signed by Borrower and entitled "Perfection Certificate" (the "Perfection Certificate"). Borrower represents and warrants to Lender as follows: (a) Borrower's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) Borrower is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth Borrower's organizational identification number or accurately states that Borrower has none, (d) the Perfection Certificate accurately sets forth Borrower's place of business or, if more than one, its chief executive office, as well as Borrower's mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to Borrower, or any Subsidiary or Affiliate of Borrower, is accurate and complete, and (f) there has been no change in any of such information since the date on which the Perfection Certificate was signed by Borrower.

            6.2 No Violation of Law. The exercise by Lender of its rights and

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remedies hereunder will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Borrower or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any Collateral.

            6.3 No Required Governmental Action. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, except for the filing of UCC financing statements, is required either for the grant by Borrower of the security interest created hereby in the Collateral or for the exercise by Lender of its rights and remedies hereunder.

      7. Covenants Concerning Borrower's Legal Status. Borrower covenants with Lender as follows: (a) without providing at least thirty (30) days prior written notice to Lender, Borrower will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if Borrower does not have an organizational identification number and later obtains one, Borrower will forthwith notify Lender of such organizational identification number, and
(c) Borrower will not change its type of organization, jurisdiction of organization or other legal structure.

      8. Representations and Warranties Concerning Collateral. Borrower further represents and warrants to Lender as follows:

            8.1 Valid Security Interest. This Agreement creates a valid security interest in favor of Lender in the Collateral. The taking of possession by Lender of all instruments and cash constituting Collateral from time to time and the filing of the financing statements required to be filed pursuant to the Credit Agreement will perfect, and establish the priority of, Lender's security interest in the Collateral subject only to the Permitted Liens specified in
Section 4.13 of the Credit Agreement. Except as set forth in this Section 8.1, no action is necessary to perfect or otherwise protect such security interest.

            8.2 No Liens. Borrower is the owner of the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as may have been filed (a) in favor of Lender relating to this Agreement and (b) to perfect or protect any security interest or encumbrance permitted by the Credit Agreement.

            8.2 Perfection Certificate. All other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete, and there has been no change in any of such information since the date on which the Perfection Certificate was signed by Borrower.

            8.3 Location of Collateral. All Collateral now existing is, and all Collateral hereafter existing will be, located at the locations specified in the Perfection Certificate for such Collateral or at such other address as Borrower is permitted to maintain under the Credit Agreement.

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            8.4 Miscellaneous Representations. (a) None of the Collateral
constitutes, or is the proceeds of, "farm products" as defined in Section 9-102(a)(34) of the UCC, (b) none of the account debtors or other persons obligated on any of the Collateral that qualifies as Eligible Receivables is a governmental authority covered by the Federal Assignment of Claims Act of 1940 or like federal, state or local statute or rule in respect of such Collateral, unless Borrower has complied in all material respects with the requirements of such Act or other laws, (c) no Account is evidenced by a promissory note or other instrument (unless such note or instrument is delivered to Lender), (d) Borrower holds no commercial tort claim except as indicated on the Perfection Certificate, and (e) Borrower has at all times operated its business in compliance with (i) all applicable provisions of the federal Fair Labor Standards Act, as amended, and (ii) with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

      9. Covenants Concerning Collateral, Etc.

            9.1 Equipment. Borrower will cause all material items of equipment to be maintained and preserved in the same condition, repair and working order as when acquired (normal wear and tear excepted) and substantially in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable. Borrower will promptly furnish to Lender a statement respecting any loss or damage to any items of the Equipment which would in the aggregate be a material amount.

            9.2 Other Collateral. Borrower further covenants with Lender as follows: (a) the Collateral, to the extent not delivered to Lender pursuant to
Section 4, will be kept at those locations listed on the Perfection Certificate and Borrower will not remove the Collateral (other than inventory sold in the ordinary course of business) from such locations, without providing at least thirty (30) days prior written notice to Lender, (b) except for the security interest herein granted Borrower and the Permitted Liens, Borrower shall be the owner of the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and Borrower shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Lender, (c) Borrower shall not pledge, mortgage or create, or suffer to exist (except for Permitted Liens) any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person other than Lender, (d) Borrower will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) Borrower will permit Lender, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) Borrower will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement except to the extent the validity of such taxes is being contested in good faith by proper proceedings approved by Lender,
(g) Borrower will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act (including Sections 206 and 207 thereof), as amended, and with all applicable provisions of federal, state and local statutes and ordinances

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dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) Borrower will not sell or otherwise dispose or assign (by operation of law or otherwise), or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases of inventory and licenses of general intangibles in the ordinary course of business and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment consistent with past practices and other dispositions permitted by the Credit Agreement.

      10. Insurance.

            10.1 Maintenance of Insurance. Borrower will maintain at Borrower's expense with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that Borrower will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to Lender. Without limiting the foregoing, Borrower will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of Borrower; business interruption insurance; and product liability insurance.

            10.2. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (a) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $250,000, be disbursed to Borrower for direct application by Borrower solely to the repair or replacement of Borrower's property so damaged or destroyed and (b) in all other circumstances, be held by Lender as cash collateral for the Obligations. Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as Lender may reasonably prescribe, for direct application by Borrower solely to the repair or replacement of Borrower's property so damaged or destroyed, or Lender may apply all or any part of such proceeds to the Obligations.

            10.3. Continuation of Insurance. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to Lender. In the event of failure by Borrower to provide and maintain insurance as herein provided, Lender may, at its option, provide such insurance and charge the amount thereof to Borrower. Borrower shall furnish Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

            10.4 Other Policy Requirements. Each such policy of insurance shall in

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addition (a) provide for the payment of the proceeds of each policy of casualty insurance directly to Lender as loss payee under a so-called "New York" or "standard" payee clause, (b) provide for the payment of the proceeds of each policy of liability insurance to Borrower and Lender as their respective interests may appear, (c) contain the agreement by the insurer that any loss thereunder shall be payable to Lender notwithstanding any action, inaction or breach of representation or warranty by Borrower, and (d) provide that there shall be no recourse against Lender for payment of premiums or other amounts with respect thereto. Borrower, if so requested by Lender, will deliver to Lender original or duplicate policies of such insurance and, as often as Lender may reasonably request, a report of a reputable insurance broker with respect to such insurance.

      11. Collateral Protection Expenses; Preservation of Collateral.

            11.1 Loss of Collateral. Borrower shall promptly notify Lender of any event causing deterioration, loss or depreciation in value of any substantial portion of Borrower's inventory, equipment or other Collateral, and the amount of such loss or depreciation. Borrower shall permit Lender's agents to have access to such Collateral from time to time, as requested by Lender, upon reasonable prior notice, for purposes of examination, inspection, and appraisal thereof and verification of Borrower's records pertaining thereto.

            11.2 Expenses Incurred by Lender. In Lender's discretion, if Borrower fails to do so, Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto, maintain any of the Collateral, and pay any necessary filing fees or insurance premiums. Borrower agrees to reimburse Lender on demand for all expenditures so made. Lender shall have no obligation to Borrower to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

            11.3 Lender's Obligations and Duties. Anything herein to the contrary notwithstanding, Borrower shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by Borrower thereunder. Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Lender of any payment relating to any of the Collateral, nor shall Lender be obligated in any manner to perform any of the obligations of Borrower under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Lender or to which Lender may be entitled at any time or times. Lender's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with such Collateral in the same manner as Lender deals with similar property for its own account.

      12. Securities and Deposits. Lender may at any time during the continuance of a Default at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, Lender may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from Lender to Borrower may at any time be applied to or set off against any of the Obligations

      13. Notification to Account Debtors and Other Persons Obligated on Collateral. If a Default or an Event of Default shall have occurred and be continuing, Borrower shall, at the request and option of Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of Lender in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to Lender or to any financial institution designated by Lender as Lender's agent therefor, and Lender may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon Borrower, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, Borrower shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by Borrower as trustee for Lender without commingling the same with other funds of Borrower and shall turn the same over to Lender in the identical form received, together with any necessary endorsements or assignments. Periodically, Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by Lender to the Obligations in such order as Lender may elect, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

      14. Power Of Attorney.

            14.1. Appointment and Powers of Lender. Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower or in Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of Borrower, without notice to or assent by Borrower, to do the following:

                  (a) upon the occurrence and during the continuance of a Default or an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Borrower's expense, at any time, or from time to time, all acts and things which Lender deems necessary or useful to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as Borrower might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes,
(ii) upon written notice to Borrower, the exercise of voting rights with respect to voting securities, which rights may be exercised, if Lender so elects, with a view to causing the liquidation of assets of the issuer of any such securities,
(iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral, (iv) obtaining insurance required to be paid to Lender pursuant to Section 10.2 hereof; (v), demand, collect, sue for, recover, receive and give acquittance and receipt for moneys due and to become due under or in respect of any of the Collateral; (vi) receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (iv) or (v) above; and
(vi) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral.; and

                  (b) to the extent that Borrower's authorization given in
Section 3 is not sufficient, to file such financing statements with respect hereto, with or without Borrower's signature, or a photocopy of this Agreement in substitution for a financing statement, as Lender may deem appropriate and to execute in Borrower's name such financing statements and amendments thereto and continuation statements which may require Borrower's signature.

                  (c) If Borrower fails to perform any agreement contained in this Agreement, Lender may itself perform, or cause performance of, such agreement or obligation, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under Section 11.1 hereof.

            14.2. Ratification by Borrower. To the extent permitted by law, Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

            14.3. No Duty on Lender. The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for Lender's own gross negligence or willful misconduct. The limitation on Lender's obligations hereunder are supplemental to, and not in substitution of, the limitations specified in Section 11.3.

      15. Event of Default; Rights and Remedies.

            15.1 Events of Default. The following events are hereby defined for all purposes of this Security Agreement as "Events of Default":

                  (a) Default by Borrower in making any payment on any Obligations and such default shall continue beyond any applicable notice or grace period (if any) provided for in the applicable Loan Document or, if the Obligation is due hereunder, shall continue for a period of five (5) Business Days after Lender has given Borrower written notice of same; or

                  (b) Any representation or warranty made by Borrower in this Agreement shall prove to have been incorrect in any material respect when made; or

                  (c) Borrower shall fail to perform or observe any other term or agreement contained in this Security Agreement provided that in case of a failure with respect to Sections 4.10, 4.11(f), 8.1, and 9.2(f), such failure shall continue for 30 days; or

                  (d) Any Event of Default shall occur and be continuing under the Credit Agreement.

            15.2 Acceleration. If any one or more Events of Default shall occur and be continuing, then, and in each and every such case, Lender may declare by written notice the Obligations, if not already due and payable, to be immediately due and payable, all notice of intention to accelerate or any other notice being hereby expressly waived by Borrower.

            15.3 Rights and Remedies. If an Event of Default shall have occurred and be continuing, Lender, without any other notice to or demand upon Borrower, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation:

                  (a) Take possession of the Collateral, and for that purpose Lender may, so far as Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom.

                  (b) Take possession of any inventory, and Borrower hereby assigns to Lender its rights of stoppage in transit with respect to any inventory. All costs of transportation, packing, storage and insurance of any inventory which Lender may take into its possession shall be promptly repaid to Lender by Borrower. If any of Borrower's inventory is or becomes represented by a document of title, Lender may require that such document of title be in such form as to permit Lender or anyone to whom Lender may negotiate the same to obtain delivery of the inventory represented thereby, and that it be delivered into the possession of Lender.

                  (c) Require Borrower to assemble, at Borrower's expense, all or any part of the Collateral at such location or locations within the jurisdiction(s) of Borrower's principal office(s) or at such other locations as Lender may reasonably designate.

                  (d) Without notice except as specified below, sell the

Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender or Lender's agents may deem commercially reasonable. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give to Borrower at least ten (10) days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Borrower hereby acknowledges that ten (10) days prior written notice of such sale or sales shall be reasonable notice. In addition, Borrower waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Lender's rights and remedies hereunder, including, without limitation, Lender's right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto. Lender shall not be obligated to make any sale of Collateral regardless of notice or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      16. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Lender to exercise remedies in a commercially reasonable manner, Borrower acknowledges and agrees that it is not commercially unreasonable for Lender (a) to fail to incur expenses reasonably deemed significant by Lender to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Lender, to obtain the services of brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Borrower acknowledges that the purpose of this Section16 is to provide non-exhaustive indications of what actions or omissions by Lender would fulfill Lender's duties under the UCC or any other relevant jurisdiction in Lender's exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to Borrower or to impose any duties on Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.

      17. No Waiver by Lender. Lender shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Lender deems expedient.

      18. Suretyship Waivers. Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as Lender may deem advisable. Lender shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section11.3. Borrower further waives any and all other suretyship defenses.

      19. Marshalling. Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Lender's rights and remedies under this Agreement or under any other Loan Documents, and to the extent that it lawfully may, Borrower hereby irrevocably waives the benefits of all such laws.

      20. Proceeds of Dispositions; Expenses. Borrower shall pay to Lender on demand amounts equal to any and all expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred or paid by Lender in protecting, preserving or enforcing Lender's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as Lender may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by applicable law (including, without limitation, Sections 9-504(a)(3), 9-608(a)(l.)(C) or 9-615(a)(3) of the UCC, any excess shall be returned to Borrower. In the absence of final payment and satisfaction in full of all of the Obligations, Borrower shall remain liable for any deficiency.

      21. Overdue Amounts. Until paid, all amounts due and payable by Borrower hereunder shall be a debt secured by the Collateral, including costs of collection and the reasonable fees of any attorneys employed by Lender to collect on and enforce the Loan Documents, and shall bear, whether before or after judgment, interest at the applicable default rate of interest set forth in the Credit Agreement.

      22. Indemnity and Expenses.

                  (a) Borrower agrees to indemnify Lender from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct.

                  (b) Borrower will upon demand pay to Lender the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and disbursements of Lender's counsel and of any experts and agents, which Lender may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (ii) the exercise or enforcement of any of the rights of Lender hereunder; or (iii) the failure by Borrower to perform or observe any of the provisions hereof, except expenses resulting from Lender's gross negligence or willful misconduct.

                  (c) All payments made pursuant to this Section 22 and any other payment made by Lender hereunder shall include interest thereon at the applicable rate set forth in Credit Agreement from the date any amount is paid by Lender until Lender is repaid such amount in full.

      23. Governing Law; Consent To Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF CONNECTICUT. Borrower agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Borrower by mail at the address set forth in the Credit Agreement. Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

      24. Waiver of Jury Trial. EXCEPT AS PROHIBITED BY LAW,

BORROWER AND LENDER EACH WAIVE ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE PERFORMANCE OR ENFORCEMENT OF ANY RIGHTS OR OBLIGATIONS OF THE PARTIES HEREUNDER.. FURTHER BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH LITIGATION, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT. Borrower (a) certifies that neither Lender nor any representative, agent or attorney of Lender has represented, expressly or otherwise, that Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (ii) acknowledges that, in entering into the Credit Agreement and this Agreement, Lender is relying upon, among other things, the waivers and certifications contained in this Section 23.

      25. Prejudgment Remedy Waiver. BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT TRANSACTION OF WHICH THIS AGREEMENT IS A PART ARE "COMMERCIAL TRANSACTIONS" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES, SECTIONS 52-278A ET SEQ., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER ANY SECURITY DOCUMENT TO WHICH IT IS A PARTY. MORE SPECIFICALLY, BORROWER ACKNOWLEDGES THAT LENDER'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY LENDER'S ATTORNEY, AND LENDER ACKNOWLEDGES BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. BORROWER FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF LENDER TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY LENDER. BORROWER ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL.

      26. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to Borrower, to the address specified in the Credit Agreement; if to Lender, to the address specified in the Credit Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 26. All such notices and other communications shall be effective as set forth in the Credit Agreement.

      27. Miscellaneous.

            27.1 Headings. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.

            27.2 Successors and Assigns. This Agreement and all rights and obligations hereunder shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

            27.3 Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment and satisfaction in full or release of the Obligations; (b) be binding on Borrower and its successors and assigns and shall inure, together with all rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing, and subject to the terms set forth in the Credit Agreement, Lender may assign or otherwise transfer any Note held by it, and Lender may assign or otherwise transfer its rights under any other Loan Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Lender, as the case may be, herein or otherwise. None of the rights or obligations of Borrower hereunder may be assigned or otherwise transferred without the prior written consent of Lender.

            27.4 Joint Liability. If there is more than one Borrower, each Borrower shall have joint and several liability for all covenants and obligations of Borrower under this Agreement, including all Obligations.

            27.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

            27.6 Time of the Essence. Time is of the essence with respect to every provision of this Agreement relating to performance by a particular time or date, or within a particular period.

            27.7 Invalid Terms. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Borrower acknowledges receipt of a copy of this Agreement.

            27.8 Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Borrower and Lender.

            27.9 Termination. Upon the payment and satisfaction of all principal interest, fees and other sums due and payable under the Loan Documents or release of the Obligations, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Borrower. Lender will, upon Borrower's request and at Borrower's expense, (a) return to Borrower such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to such Borrower such documents as such Borrower shall reasonably request to evidence such termination.

      IN WITNESS WHEREOF, intending to be legally bound, Borrower has caused this Agreement to be duly executed as of the date first above written.

                                             EDAC TECHNOLOGIES CORPORATION
                                             a Wisconsin corporation

/s/Benjamin Engel                            By:/s/Glenn L. Purple
------------------------------------            --------------------------------
                                                Name: Glenn Purple
                                                Title: Vice President

/s/David E. Rosenberg
------------------------------------

                                             GROS-ITE INDUSTRIES, INC.
                                             a Connecticut corporation

/s/Benjamin Engel                            By: /s/Glenn L. Purple
------------------------------------            --------------------------------
                                                Name: Glenn Purple
                                                Title: Secretary

/s/David E. Rosenberg
------------------------------------

                                             APEX MACHINE TOOL COMPANY, INC.
                                             a Connecticut corporation

/s/Benjamin Engel                            By:/s/Glenn L. Purple
------------------------------------            --------------------------------
                                                Name: Glenn Purple
                                                Title: Secretary

/s/David E. Rosenberg
------------------------------------

STATE OF CONNECTICUT
                     ss. Hartford

COUNTY OF HARTFORD

      Before me, the undersigned, Benjamin Engel_____________ a Commissioner of the Superior Court in and for the State of Connecticut, on this 21st day of December, 2004, personally appeared Glenn Purple as Vice President of EDAC TECHNOLOGIES CORPORATION signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as said Vice President of EDAC TECHNOLOGIES CORPORATION, before me.

                                        /s/ Benjamin Engel
                                        ----------------------------------------
                                            Commissioner of the Superior Court

      Before me, the undersigned, Benjamin Engel____________ a Commissioner of the Superior Court in and for the State of Connecticut, on this 21st day of December, 2004, personally appeared Glenn Purple as Secretary of GROS-ITE INDUSTRIES, INC. signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as said Secretary of GROS-ITE INDUSTRIES, INC., before me.

                                        /s/ Benjamin Engel
                                        ----------------------------------------
                                            Commissioner of the Superior Court

      Before me, the undersigned, Benjamin Engel_____________ a Commissioner of the Superior Court in and for the State of Connecticut, on this 21st day of December, 2004, personally appeared Glenn Purple as Secretary of APEX MACHINE TOOL COMPANY, INC. signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as said Secretary of APEX MACHINE TOOL COMPANY, INC., before me.

                                        /s/ Benjamin Engel
                                        ----------------------------------------
                                            Commissioner of the Superior Court

AGREED TO AND ACKNOWLEDGED:

BANKNORTH, N.A.
By: /s/John E. Cookley
    ---------------------------
Name: John E. Cookley
Title: Senior Vice President